SHARE BUYBACKS	3 Months Ended
Mar. 31, 2023
Equity [Abstract]
SHARE BUYBACKS

NOTE 9. SHARE BUYBACKS

SHARE BUYBACKS. On April 26, 2016, the Board of Directors of the Fund approved a discretionary share repurchase plan (the “Plan”). Pursuant to the Plan, the Fund was authorized to purchase in the open market up to $2 million worth of its common stock. The Plan allowed the Fund to acquire its own shares at certain thresholds below its NAV per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The intent of the Plan was to increase NAV per share and thereby enhance shareholder value. The Fund completed the repurchase plan in September 2016, having repurchased and retired a total of 272,008 shares of stock, at a total cost of approximately $2 million.

On November 10, 2017, the Board of Directors of the Fund approved a discretionary share purchase plan (the “Plan”). Pursuant to the Plan, the Fund was authorized to purchase in the open market up to $2 million worth of its common stock. The Plan allowed the Fund to acquire its own shares in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The intent of the Plan was to increase NAV per share and thereby enhance shareholder value. As of December 31, 2017, the Fund had repurchased and retired 128,551 shares of stock at a total cost of approximately $1.1 million. The Fund had 7,302,146 shares outstanding as of December 31, 2017.

On August 31, 2018, the Fund announced a plan to repurchase up to $2 million worth of SVVC stock in the open market by March 31, 2019. The Fund completed this open market repurchase plan on October 24, 2018. Through that date, the Fund repurchased 123,376 shares at an average price of $16.21 per share, for total consideration of $2.0 million. As of December 31, 2018, the Fund had 7,178,770 shares outstanding.

TENDER OFFERS. On December 22, 2014, pursuant to our agreement with a shareholder, the Fund commenced a tender offer to purchase up to $20 million of its issued and outstanding common shares for cash at a price per share equal to 95% of the Company’s NAV per share determined as of the close of ordinary trading on the NASDAQ Global Market on December 31, 2014 ($23.2702 per share). The tender offer, which expired on January 22, 2015 at 12:00 midnight, New York City time, was oversubscribed. Because the number of shares tendered exceeded the maximum amount of its offer, the Fund purchased shares from tendering shareholders on a pro-rata basis based on the number of shares properly tendered. Of the 5,044,728 shares properly tendered, the Fund purchased 859,468 shares of common stock pursuant to the tender offer.

On December 16, 2019, the Fund announced the commencement of a “modified Dutch auction” tender offer to purchase up to $2 million of its common stock at a price per share not less than $6.00 and not greater than $8.00, in $0.10 increments. The tender offer expired on February 14, 2020, and resulted in the purchase by the Fund of 285,714 shares of common stock at a price of $7.00 per share. As of March 31, 2020, the Fund had 6,893,056 shares outstanding.